                                                                   EXHIBIT 10.21


                                                                  EXECUTION COPY
                                                                  --------------

                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of June 27, 2000 (this "Amendment"), to the
                                                       ---------
SECOND AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT, dated as of March 10, 2000 (the "Purchase and Sale Agreement"), among RAYTHEON AIRCRAFT RECEIVABLES
           ---------------------------
CORPORATION, a Kansas corporation (the "Seller"), RAYTHEON AIRCRAFT CREDIT
                                        ------
CORPORATION ("Raytheon Credit"), as Servicer (as defined herein), the financial
              ---------------
institutions and special purpose corporations from time to time parties thereto (the "Purchasers"), BANK OF AMERICA, N.A., as Managing Facility Agent for the
      ----------
Purchasers (in such capacity, the "Managing Facility Agent"), THE CHASE
                                   -----------------------
MANHATTAN BANK and BANK OF AMERICA, N.A., as Co-Administrative Agents for the Purchasers (each in such capacity, a "Co-Administrative Agent"), THE CHASE
                                      -----------------------
MANHATTAN BANK, as Syndication Agent (in such capacity, the "Syndication
                                                             -----------
Agent"), CITIBANK, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents
-----
(each in such capacity, a "Co-Syndication Agent") and each Administrative Agent
                           --------------------
referred to therein.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, pursuant to the Purchase and Sale Agreement, the Purchasers have agreed to purchase, and have purchased, certain Receivables from the Seller;

     WHEREAS, the Seller has requested that the Purchasers and the Managing Facility Agent amend the Purchase and Sale Agreement in certain ways; and

     WHEREAS, the Purchasers, the Seller, the Servicer, the Managing Facility Agent, RAC and Raytheon desire to amend the Purchase and Sale Agreement in the manner specified herein.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          Defined Terms. Terms defined in the Purchase and Sale Agreement and
          -------------
          used herein shall have the meanings given to them in the Purchase and Sale Agreement.

          Amendments to Definition of Consolidated Net Income (Subsection 1.1 of
          ----------------------------------------------------------------------
          the Purchase and Sale Agreement). The definition of "Consolidated Net
          --------------------------------
          Income" appearing in subsection 1.1 of the Purchase and Sale Agreement is hereby amended by (i) deleting the word "and" appearing before the third clause thereof and by inserting, in lieu thereof, a comma and
          (ii) by adding to the end thereof, before the period mark, the following:

     "and (iv) for the fiscal quarter of Raytheon and its consolidated Subsidiaries ending July 2, 2000, such Consolidated Net Income shall be increased by $191,000,000 representing one-time charges recorded in connection with Raytheon Engineers and Constructors".

            3. Affirmation of Repurchase Agreement. RAC hereby consents to the
               -----------------------------------
foregoing amendment to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Repurchase Agreement.

               4.    Affirmation of Guarantee. The Guarantor hereby consents to
                     ------------------------
the foregoing amendment to the Purchase and Sale Agreement set forth herein and reaffirms its obligations under the Guarantee.

               5.    Conditions to Effectiveness. This Amendment shall become
                     ---------------------------
effective on the date (the "Amendment Effective Date") on which the Seller, the
                            ------------------------
Servicer, RAC, Raytheon, the Managing Facility Agent, each Co-Administrative Agent and the Majority Purchasers shall have executed and delivered this Amendment to the Managing Facility Agent.

               6.    Representation and Warranties. (a) By the Seller. To induce
                     -----------------------------      -------------
the Managing Facility Agent, the Co-Administrative Agent and the Purchasers to enter into this Amendment, the Seller hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

                  Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

                  No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

               By the Servicer. To induce the Managing Facility Agent, the Co-
               ---------------
               Administrative Agent and the Purchasers to enter into this Amendment, the Servicer hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that:

                  Reaffirmation. As of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 4 of the Purchase and Sale Agreement and Sections 3.1(b) and 3.2 of the Intercompany Purchase Agreement are true and correct in all material respects; and

                  No Amortization Event. After giving effect to this Amendment, no Amortization Event shall have occurred and be continuing.

               By RAC. To induce the Managing Facility Agent, the Co-
               ------
               Administrative Agent and the Purchasers parties hereto to enter into this Amendment, RAC hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Repurchase Agreement are true and correct in all material respects.

               By Raytheon.  To induce the Managing Facility Agent, the Co-
               -----------
               Administrative Agent and the Purchasers to enter into this Amendment, Raytheon hereby represents and warrants to the Managing Facility Agent, the Co-Administrative Agents and the Purchasers as of the Amendment Effective Date that as of the date hereof and after giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Guarantee are true and correct in all material respects.

               2.   Payment of Expenses. Raytheon agrees to pay or reimburse the
                    --------------------
Managing Facility Agent and each Co-Administrative Agent for all its respective out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Amendment and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Managing Facility Agent and the Co-Administrative Agents.

               3.   Counterparts. This Amendment may be executed by one or more
                    -------------
of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Seller and the Managing Facility Agent.

               4.   Severability; Headings. Any provision of this Amendment
                    ----------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

               10.  Continuing Effect of Other Documents. This Amendment shall
                    ------------------------------------
not constitute an amendment or waiver of any other provision of the Purchase and Sale Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Seller or the Servicer that would require a waiver or consent of the Purchasers, the Managing Facility Agent or the Co-Administrative Agents. Except as expressly amended, modified and supplemented hereby, the provisions of each Purchase Document and the other documents executed pursuant to the Purchase Documents are and shall remain in full force and effect.

               11.  GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS
                    -------------
OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                              RAYTHEON AIRCRAFT RECEIVABLES CORPORATION, as Seller

                              By:
                                    Name:
                                    Title:



                              RAYTHEON AIRCRAFT CREDIT CORPORATION,
                              as Servicer

                              By:
                                    Name:
                                    Title:



                              BANK OF AMERICA, N.A.,
                              as Managing Facility Agent and Co-Administrative Agent


                              By:
                                    Name:
                                    Title: Vice President



                              THE CHASE MANHATTAN BANK,
                              as Co-Administrative Agent and Syndication Agent

                              By:
                                    Name:
                                    Title:

                                                         First Amendment to the
                                                    Second Amended and Restated
                                                    Purchase and Sale Agreement


                                                  UBS AG, STAMFORD BRANCH,
                                                  solely as Administrative Agent

                                                  By:
                                                      Name:
                                                      Title:

                                                  By:
                                                      Name:
                                                      Title:

                                                       First Amendment to the
                                                  Second Amended and Restated
                                                  Purchase and Sale Agreement


                                                  BANK HAPOALIM


                                                  By:
                                                       Name:
                                                       Title:


                                                  By:
                                                       Name:
                                                       Title

                                                         First Amendment to the
                                                    Second Amended and Restated
                                                    Purchase and Sale Agreement



                                SPC: RECEIVABLES CAPITAL CORPORATION


                                By:
                                      Name:
                                      Title:



                                SPC BANK:  BANK OF AMERICA, N.A.


                                By:
                                      Name:
                                      Title:

                                                     First Amendment to the
                                                Second Amended and Restated
                                                Purchase and Sale Agreement


BANK OF NOVA SCOTIA

By:
     Name:
     Title:

                                                     First Amendment to the
                                                Second Amended and Restated
                                                Purchase and Sale Agreement




               THE BANK OF NEW YORK


               By:
                    Name:
                    Title:

                                                     First Amendment to the
                                                Second Amended and Restated
                                                Purchase and Sale Agreement



SPC: BANNER RECEIVABLES CORPORATION

By:
     Name:
     Title:


SPC BANK: BANK OF TOKYO -  MITSUBISHI, LTD.

By:
     Name:
     Title:







BAYERISCHE LANDESBANK

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                  By:
                       Name:
                       Title:


                  By:
                       Name:
                       Title:




                  CANADIAN IMPERIAL BANK OF COMMERCE,
                  NEW YORK AGENCY

                            First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement



     By:
          Name:
          Title:



THE CHASE MANHATTAN BANK

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



               By:
                    Name:
                    Title:



               SPC: CHARTA CORPORATION

               By:  CITICORP NORTH AMERICA, INC.,
                    as Attorney-in-Fact

                            First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement


               By:
                    Name:
                    Title:


        SPC BANK:   CITIBANK, N.A.


        By:
               Name:
               Title:



        SPC: FOUR WINDS FUNDING CORPORATION

        By:  Commerzbank AG, New York Branch,
             as Attorney-in-Fact


             By:
                  Name:
                  Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement



                         By:
                              Name:
                              Title:



                    SPC BANK: COMMERZBANK AG, NEW YORK BRANCH


                    By:
                         Name:
                         Title:


                    By:
                         Name:
                         Title:



                   SPC: ALPINE SECURITIZATION CORP.

                   By:  CREDIT SUISSE FIRST BOSTON, NEW YORK
                        BRANCH, as Attorney-in-Fact


                        By:
                             Name:
                             Title:

                        By:
                             Name:

                            First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement



           Title:



SPC BANK:  CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH


By:
     Name:
     Title:

By:
     Name:
     Title:


DEN DANSKE BANK AKTIESELSKAB, CAYMAN ISLANDS
BRANCH


By:
     Name:
     Title:


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                 SPC:  FALCON ASSET SECURITIZATION CORPORATION


                 By:
                      Name:
                      Title:


                 SPC BANK:  BANK ONE, NA


                 By:
                      Name:
                      Title:

                            First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement



THE INDUSTRIAL BANK OF JAPAN TRUST COMPANY


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                    SPC:  THREE RIVERS FUNDING CORPORATION


                    By:
                         Name:
                         Title:

                            First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement


MORGAN GUARANTY TRUST COMPANY OF NEW YORK


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                         NATIONAL WESTMINSTER BANK Plc
                         NEW YORK BRANCH


                         By:
                              Name:
                              Title:



                         NATIONAL WESTMINSTER BANK Plc
                         NASSAU BRANCH


                         By:
                              Name:
                              Title:













                         WACHOVIA BANK, N.A.

                               First Amendment to the
                          Second Amended and Restated
                          Purchase and Sale Agreement



By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                         SPC:  QUINCY CAPITAL CORPORATION


                         By:
                              Name:
                              Title:



                         SPC BANK: WESTDEUTSCHE LANDESBANK
                         GIROZENTRALE, NEW YORK BRANCH


                         By:
                              Name:
                              Title:


                         By:
                              Name:
                              Title:













                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

By:
     Name:
     Title:














SPC:  EAGLEFUNDING CAPITAL CORP.

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                         By:
                              Name:
                              Title:



                         SPC BANK:  FLEETBOSTON


                         By:
                              Name:
                              Title:















                         SOCIETE GENERALE


                         By:

                            First Amendment to the
                       Second Amended and Restated
                       Purchase and Sale Agreement

     Name:
     Title:















SPC: VARIABLE FUNDING CAPITAL CORPORATION

By: First Union Capital Markets, a division of Wheat First Security Inc., as attorney-in-fact

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                              By:
                                   Name:
                                   Title:



                         SPC BANK:  FIRST UNION NATIONAL BANK


                         By:
                              Name:
                              Title:













                         SPC: ATLANTIC ASSET SECURITIZATION CORP.

                              By:  CREDIT LYONNAIS NEW YORK BRANCH,
                                   as Attorney-in-Fact

                                   By:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


               Name:
               Title:


SPC BANK:  CREDIT LYONNAIS NEW YORK BRANCH


By:
     Name:
     Title:
















KBC BANK NV


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                         By:
                              Name:
                              Title:

















                         SPC: BAVARIA UNIVERSAL FUNDING CORPORATION


                         By:
                              Name:
                              Title:

                            First Amendment to the
                       Second Amended and Restated
                       Purchase and Sale Agreement


SPC BANK:  BAYERISCHE HYPO-UND VEREINSBANK AG


By:
     Name:
     Title:

By:
     Name:
     Title:

















DEUTSCHE BANK AG, NEW YORK A/O CAYMAN ISLAND BRANCHES


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                         By:
                              Name:
                              Title:















                         BANCA COMMERCIALE ITALIANA,
                         NEW YORK BRANCH


                         By:
                              Name:
                              Title:


                         By:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

     Name:
     Title:


BANCA POPOLARE DI MILANO


By:
     Name:
     Title:

By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                          BANCA NATIONALE DEL LAVORO


                          By:
                              Name:
                              Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


BNP PARIBAS


By:
     Name:
     Title:


By:
     Name:
     Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement

                            THE FUJI BANK, LIMITED


                            By:
                                   Name:
                                   Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


         RAYTHEON COMPANY


         By:
         Name:
         Title:

                                                          First Amendment to the
                                                     Second Amended and Restated
                                                     Purchase and Sale Agreement


                               RAYTHEON COMPANY


                               By:
                               Name:
                               Title: